OFFERING HIGHLIGHTS

Nuveen Real Asset Income and Growth Fund (JRI)

Transferable Rights Offering

A Time-Limited Opportunity for Common Shareholders

OFFERING TERMS

Fund	Nuveen Real Asset Income and Growth Fund (NYSE: JRI)
Investment advisor	Nuveen Fund Advisors, LLC (the “Advisor”)
Subscription period	February 6, 2026 (record date) to March 9, 2026 at 5 PM ET (expiration date)
Offering type	Transferable subscription rights to purchase common shares
Rights symbol	JRI RT
Rights ratio	One new common share for every four rights held (1-for-4)
Subscription pricing

●     Opportunity for investors to buy additional common shares at a subscription price that is expected to represent a discount to the market price of the common shares

●     Subscription price will be based upon a formula equal to the higher of 95% of the average market price on expiration date and the four preceding trading days or 90% of net asset value on expiration date (the “Subscription Price”).

Subscription terms

The following are the terms of the rights offering subscription (the “Offer”):

●     Common shareholders on the record date will receive one right for each common share owned. The number of rights issued to a record date shareholder will be rounded up to the nearest number of rights evenly divisible by four.

●     Four rights are required to purchase one common share at the Subscription Price.

●     Record date common shareholders who fully exercise all rights initially issued to them are permitted to subscribe for additional common shares that were not subscribed for by other record date common shareholders at the Subscription Price (“over-subscription privilege”). Over-subscription shares may only be acquired if there are unexercised rights. If over-subscription requests exceed the number of available shares (from unexercised rights), then the available shares will be allocated pro-rata.

Offering rationale

The Advisor believes this is an attractive time to raise additional assets for the Fund based on several factors, including the following potential benefits:

●     Portfolio opportunities: attractive valuations in certain equity sectors provide the potential to improve total return performance for all common shareholders

●     Tax-efficiency: potential to re-balance the portfolio to new opportunities without the need to sell existing portfolio positions, which may reduce taxable events for common shareholders

●     Benefit for common shareholders: the Offer provides common shareholders with an opportunity to buy new Common Shares below market price

●     Enhanced liquidity: the Offer creates the potential for increased trading volume and liquidity of Common Shares

●     Lower expense ratio: the Offer is expected to spread fixed operating costs across a larger asset base

Information on how shareholders may exercise or sell their rights is provided on the last page of this brochure.

For more information on the Fund please visit nuveen.com/JRI

PLEASE READ THE ACCOMPANYING PROSPECTUS SUPPLEMENT AND PROSPECTUS FOR MORE INFORMATION

These “Offering Highlights” are qualified in their entirety by reference to the information included in the accompanying prospectus supplement and prospectus. Investors should consider the Fund’s investment objective, risks, and charges and expenses before investing. The accompanying prospectus supplement and prospectus contains this and other information about the Fund, including risk factors that should be carefully considered before participating in the Offer. Although the prospectus supplement and prospectus accompany these “Offering Highlights,” you can also request a prospectus supplement and prospectus, at no charge, by calling the Information Agent at 1-866-946-4206.

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OFFERING HIGHLIGHTS

Why should I exercise my rights?

The Advisor believes there are significant total return opportunities in adding equity exposure to the Fund with a focus on the U.S. Real Estate and North American Energy & Infrastructure sectors, as highlighted below:

The Advisor has experience managing portfolios that deliver high levels of current income, capital appreciation, and lower overall portfolio volatility across different market cycles by investing globally in listed real asset securities across the capital structure.

•	Nuveen has a long history of investing in listed real assets, with over 15 investment professionals who oversee more than $6 billion[1] in assets across infrastructure equity, real estate equity, and real asset income securities, providing the Advisor with the scale, resources, and access that it believes are necessary for success.

The Advisor has identified opportunities to add exposure to U.S real estate equity, which it believes is attractively valued and offers potential for capital appreciation.

•	Based on current market conditions, the Advisor intends to invest a portion of the rights offering proceeds in U.S. real estate equity. The Advisor believes that core U.S. real estate is at the beginning of a cyclical recovery, as evidenced by stabilizing asset values. The Advisor believes adding exposure to residential real estate and other dislocated real estate investment trust (REIT) sectors trading at significant discounts to NAV can offer significant upside to investors.

•	There have been three major cycles since the formation of the U.S. core open-ended real estate fund industry, each of which was 12+ years in length and generated returns of 10%+ annually. Following a 25% loss over the last two years, the Advisor believes that values have stabilized. Core real estate has now produced five consecutive quarters of positive total returns. Historically, two consecutive quarters of positive total returns have indicated the start of the next cycle.

Cumulative returns of U.S. core real estate funds (NFI-ODCE)2

1 AUM as of 30 Sep 2025.

2 Source: NFI-ODCE (NCREIF Fund Index – Open-End Diversified Core Equity; Nuveen Real Estate Research (25Q3). Notes: This chart shows cumulative positive total returns until each cycle ended, identified by at least two quarters of negative total returns (ex: the single-quarter of negative total return in Q2 2020 did not indicate the end of the cycle). Similarly, cumulative value-losses identify periods of sustained negative capital returns until values increased for at least two consecutive quarters. The most recent quarter of data (Q424) was the first quarter of positive capital returns this cycle (following 9 quarters of value losses) and the second quarter of positive total returns. Total returns are comprised of capital returns (change in values) and income returns (i.e. rent and other income as a percent of asset value). Because income returns are generally positive and stable, total returns can be positive even in periods when values are moderately negative (ex: 1994-1995; “Tech-wreck” of 2001-2022; Q3 2024). An earlier version of this chart utilized NPI-ODCE, unlevered property-level returns. The above version utilizes NFI-ODCE, a fund-level capitalization weighted return index which includes property investments at effective ownership share, cash balances, leverage, and other fund level impacts.

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OFFERING HIGHLIGHTS

The Advisor has identified opportunities to add exposure to North American energy infrastructure equity and utilities equity, which it believes are attractively valued and offer potential for capital appreciation.

•	Based on current market conditions, the Advisor intends to invest a portion of the rights offering proceeds in North American energy infrastructure equity and utilities equity. The Advisor believes that the expected U.S. power demand growth over the next several decades is creating a need for equity capital to fund capex that will ultimately drive EPS growth rates higher, which the Advisor believes represents an attractive opportunity to enhance the Fund’s total return.

EEI Industry Capital Expenditures 2015-20293

U.S. Investor-Owned Electric Utilities

$ Billions

More information about the Fund

•	The Fund seeks to deliver a high level of current income and long-term capital appreciation by investing in real asset-related companies across the world and the capital structure, including common stocks, preferred securities, and debt. Real asset-related companies include those engaged in owning, operating, or developing infrastructure projects, facilities, and services, as well as REITs.

•	Up to 40% of its assets may be debt securities, all of which may be rated below investment grade quality (BB+/Ba1 or lower), though no more than 10% of its assets may be invested in securities rated CCC+/Caa1 or lower at any time. Non-U.S. exposure represents 25% to 75% of the Fund's managed assets. The Fund uses leverage.

Fund Characteristics

Fund Inception	25 Apr 2012
NYSE Symbol (common shares)	JRI
Distribution Frequency	Monthly
Distribution on Market Price[4]	11.77%
Monthly Distribution[4]	$0.1335 (per share)
Total Managed Assets	$537,944,950
Portfolio Leverage	31.78%
Website	nuveen.com/JRI
Source: Nuveen as of 31 December 2025

3 Source: Edison Electric Institute (EEI) Financial Analysis Department, EEI member company reports (updated Sep 2025). EEI is the association that represents all U.S. investor-owned electric companies. Chart represents total capital expenditures of U.S. Investor-Owned Electric Utilities, consolidated at the parent or appropriate holding company level.

4 Distributions are currently estimated to include the following amounts from sources other than net investment income: 0% capital gains and 55% return of capital. If a distribution is estimated to include anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time which may be viewed at nuveen.com/CEFdistributions. These estimates may not match the final tax characterization (for the full year's distributions) contained in shareholders' 1099-DIV forms after the end of the year. You should not draw any conclusions about a fund's past or future investment performance from its current distribution rate. Distribution Rate on market price is calculated by annualizing the most recent declared regular distribution and dividing by the Fund's market price. Special distributions, including special capital gains distributions, are not included in the calculation.

(NOT PART OF THE PROSPECTUS SUPPLEMENT OR PROSPECTUS)	3

OFFERING HIGHLIGHTS

How can I exercise my rights?

To exercise your rights, contact your broker or financial advisor who can forward your instructions on your behalf. If you do not have a broker or financial advisor, you should complete the subscription certificate and deliver it to the subscription agent, together with your payment, at one of the locations indicated on the subscription certificate or in the accompanying prospectus supplement and prospectus. For more information, contact the Fund’s Information Agent, Georgeson, at 1-866-946-4206. Record date shareholders that decide not to exercise their rights may be able to sell their rights as discussed below under “May I sell my rights?”

May I sell my rights?

The rights will be admitted for trading on the NYSE under the symbol “JRI RT.” Contact your broker or financial advisor who can arrange for the sale of rights on your behalf. Sellers of rights through a broker or financial advisor may incur traditional commissions payable by the seller. The rights are expected to trade on the NYSE through March 6, 2026. If you do not have a broker or financial advisor indicate your instructions on the subscription certificate and deliver it to the subscription agent five business days prior to the expiration date of the Offer, unless extended. The Fund cannot assure record date shareholders that a market for the rights will develop or be maintained, or that any minimum sale price can be obtained for the rights.

INFORMATION AGENT 1-866-946-4206 Georgeson LLC 51 West 52nd Street, 6th Floor New York, NY 10109	SUBSCRIPTION AGENT By Mail: Computershare c/o Voluntary Corporate Actions P.O. Box 43011 Providence, RI 02940-3011	By Overnight Courier: Computershare c/o Voluntary Corporate Actions 150 Royall Street, Suite V Canton, MA 02021

PLEASE READ THE ACCOMPANYING PROSPECTUS SUPPLEMENT AND PROSPECTUS FOR MORE INFORMATION

The common shares may decline in value or even lose all of their value. The accompanying prospectus supplement and prospectus should be read carefully before investing.

CERTAIN RISKS. Investing in the Fund involves risks, including the risk that investors may receive little or no return on their investment or may lose part or all of their investment. Below is a summary of certain principal risks of investing in the Fund. For a more complete discussion of the risks of investing in the Fund, see “Special Characteristics and Risks of the Rights Offering“ in the prospectus supplement and “Risk Factors” in the prospectus. Investors should consider carefully the following principal risks before investing in the Fund. An investment in the Fund is subject to investment and market risk, including the possible loss of an investor’s entire investment. Before making an investment decision, a prospective investor should (i) consider the suitability of this investment with respect to his or her investment objectives and personal situation and (ii) consider factors such as his or her personal net worth, income, age, risk tolerance and liquidity needs.

TAXATION. The Fund has elected to be treated and has qualified and intends to continue to qualify annually to be treated for U.S. federal income tax purposes, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, the Fund generally will not pay corporate level federal income taxes on any net ordinary income or capital gains that it currently distributes to its common shareholders. To qualify and maintain its qualification as a RIC for U.S. federal income tax purposes, the Fund must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of its net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Taxation” and “Tax Matters” in the accompanying prospectus supplement and prospectus, respectively.

DILUTION. Record date shareholders who do not fully exercise their rights will, at the completion of the Offer, own a smaller proportional interest in the Fund than owned prior to the Offer. The completion of the Offer will result in immediate voting dilution for such common shareholders. In addition, if the Subscription Price is less than the net asset value per common share as of the expiration date, the completion of this Offer will result in an immediate dilution of the net asset value per common share for all existing common shareholders (i.e., will cause the net asset value per common share of the Fund to decrease). It is anticipated that existing common shareholders will experience immediate dilution even if they fully exercise their rights. Such dilution is not currently determinable because it is not known how many common shares will be subscribed for, what the net asset value per common share or market price of the Fund’s common shares will be on the expiration date or what the Subscription Price per common share will be. Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”), and not the Fund or its common shareholders, will bear all expenses incurred in connection with the rights offering. Offering expenses borne by Nuveen Fund Advisors are estimated to be approximately $400,000 in the aggregate. Nuveen Fund Advisors’ commitment to bear all costs of the rights offering will reduce the effects of any dilution as a result of the rights offering. See “Summary of Fund Expenses” in the accompanying prospectus supplement and prospectus for more information.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained herein constitute forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors that may cause the Fund’s actual results or level of performance to be materially different from any future results or level of performance expressed or implied by such forward looking statements. Such factors include, among others, those listed under “Special Characteristics and Risks of the Rights Offering” in the prospectus supplement and “Risk Factors” in the prospectus. As a result of these and other factors, the Fund cannot give you any assurances as to its future results or level of performance, and neither the Fund nor any other person assumes responsibility for the accuracy and completeness of such statements. The Fund undertakes no obligation to publicly update or revise any forward-looking statements made herein.

5187186

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